MS-PGRO-SUP 112918

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated November 29, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Pacific Growth Fund

Effective on or about December 28, 2018, Paul Chan will no longer serve as a Portfolio Manager to Invesco Pacific Growth Fund. Therefore, all references to Mr. Chan in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of that date.

MS-PGRO-SUP 112918